Convertible Note Payable - Related Party	6 Months Ended
Jun. 30, 2012
Debt Disclosure [Abstract]
Convertible Note Payable - Related Party

Convertible Note Payable -Related Party

On January 24, 2012, the Company entered into a 4% convertible promissory note with its Chief Operating Officer in the amount of $40,000. The note is due on January 24, 2013 prior to the maturity date, the Company has the option to convert the principle and accrued interest into shares of the Company’s common stock at $0.10 per share. The fair value of the conversion was equal to the Company’s stock price on the date of issuance and no beneficial conversion was recorded. Interest expense for the three and six months ended June 30, 2012 amount to $399 and $693.